CEC No .... Account No	رقم بطاقه العمل : .... رقم الحساب : ....
<u>Employment Contract</u> It is on this day entered between : First party (Company): ...**AMIRA C FOODS INTERNATIONAL DMCC**.... Second Party (Employee): ...**KARAN A CHANANA**....	**<u>عقد عمل</u>** انه فى يوم الموافق .... ابرم هذا العقد بين: الطرف الأول (شركه) : .... و الطرف الثانى (الموظف) : ....
<u>Nationality:</u> ...**DUBAI**.....	**<u>الجنسيه :</u>** ....
<u>Article One:</u> (Kind and duration of work and salary allowances) The parties hereto have agreed that the second party shall work at the first party's establishment as: **CHAIRMAN** For a period of ...**TWO YEARS**... Commencing from ...**05-02-2012**...... To **04-02-2014**... (three years maximum) Against a monthly basic salary of Dhs ...**135,000.00**....... The First Party shall provide the Employee with the following: Accommodation: ...**YES**....... Food: ......**YES**....... Transportation: **The Employee shall be provided with a car and driver for the purpose of business of the Company at all locations.** **The Employee shall receive payment or reimbursement for the conveyance, travel, business, entertainment or sales and business promotion expenses of the employee incurred for the purpose.** Other benefits (please state benefits you would like) • **Discretionary Annual Bonus- Dhs. 1,290,000** • **Annual living expenses- Dhs. 440,000**	**<u>البند الأول :</u>** (نوع العمل و مدته و الراتب و العلاوات) لقد اتفق طرفى العقد على أن يعمل الطرف الثانى لدى الطرف الأول بوظيفه .... لمده .... من .... الى .... (بحد أقصى ثلاث سنوات) براتب شهرى أساسى قدره .... درهم و سيقوم الطرف الأول بتزويد المستخدم بما يلى : السكن .... الطعام .... النقل .... علاوات أخرى (حدد ما ترغب فيه من علاوات) ....
<u>Article Two:</u> **<u>(Work commencement conditions and working hours):</u>** 1. The second party undertakes to work in Dubai Multi Commodity Center Free Zone. 2. Duration of ......**ONE**.... month (one month minimum and six month maximum) shall be probation period during which either party may terminate this contract without notice in advance.	**<u>البند الثانى :</u>** **<u>(شروط بدايه العقد و ساعات العمل):</u>** 1. يتعهد الطرفان أن يعمل الطرف الثانى فى المنطقه الحره لمركز دبى للمعادن و السلع المتعدده. 2. تعتبر فتره .... أشهر (بحد أدنى شهر واحد و أقصى سته أشهر) فتره تجريبيه و يمكن لأى من الطرفين خلالها انهاء العقد بدون اشعار مسبقاً.

3. Working hour shall be 8 hour per a day; therefore total working hours shall be 48 hours per week.	3. مدة العمل الفعليه 8 ساعات يوميا بحيث يكون إجمالي عدد ساعات العمل الأسبوعية 48 ساعه.
4. Remuneration against overtime shall be paid in rate of 125%, and in rate of 150% in official holidays calculated on the basis of the basic salary for each working hour. • This article shall not include persons at senior management positions (such managers).	4. يدفع الأجر عن ساعات العمل الإضافيه بمعدل 125% و بمعدل 150% فى الإجازات الرسميه من الأجر الأساسي عن كل ساعه عمل. • لا يشمل هذا البند الأشخاص الذين يشغلون مناصب عاليه ذات مسئوليه فى الإدارة (كالمدراء).
Article Three (leave & medication): **1.** The Second Party shall have the right to official holidays of the private sector in accordance with the authorities' laws, and he/she shall obtain full remuneration for such holiday. **2.** The Second Party shall be entitled to a leave of...**30**....days (30 day minimum) with remuneration paid for each year of his service to be calculated proportionately for any period less than year after the second party has completed the first year of service. **3.** The Second Party shall have the right to get sick leave of fifteen days paid in full remuneration in addition to thirty days in half remuneration during any the birth leave shall be 45 days conditional to completing the experimental period, and such leave shall be fully paid. **4.** The First Party shall bear the medication costs the Second Party needs throughout the contract's term subject to the government doctor's approval or any doctor nominated by the Fist Party provided that the medication costs shall be claimed within six months.	**البند الثالث (الإجازات و العلاج):** 1. يحق للطرف الثانى الاستفاده من أيام العطل الرسميه للقطاع الخاص وفقاً لما تعلنه السلطات مع حصوله على الأجر الكامل عنها. 2. يمنح الطرف الثانى إجازه مدتها ....أيام (بحدد أدنى 30 يوماً) مدفوعه الأجر عن كل سنه من سنوات خدمته تحتسب نسبه من الإجازه عن أى فتره أقل من السنه بعد أن يكمل الطرف الثانى السنه الأولى من الخدمه. 3. يحق للطرف الثانى الحصول على إجازه مرضيه مدتها خمسة عشر يوماً بأجر كامل بالإضافة إلى مدة ثلاثين يوماً بنصف الأجر خلال أيه سنه من سنوات الخدمة و وفقاً لما يوصي به الأطباء هذا الشأن و تكون إجازة الوضع 45 يوماً شريطه إنقضاء الفترة التجريبية بأجر كامل. 4. يتحمل الطرف الأول تكاليف العلاج الطبى الذى يحتاجه الطرف الثانى طول فترة العقد على أن يكون العلاج موافق عليه من طبيب حكومى أو طبيب يعينه الطرف الأول على أن تتم المطالبة بتكاليف العلاج فى مدة لا تتجاوز سته أشهر.
Article Four (renewal and amendment of the contract articles): **1. a.** This contract shall be renewed automatically unless either party notifies the other in writing of his/her desire otherwise within thirty days. **CEC No:** .... **Account No:** .... **b.** Notice period for employees at management positions (such as managers) and sales and marketing shall be ...**30 DAYS**.... Month (90 days maximum)	**البند الرابع (تجديد و تعديل بنود العقد):** 1. (أ) يجدد هذا العقد تلقائياً مالم يشعر أحد الطرفين الطرف الأخر خطياً برغبته بخلاف ذلك خلال فتره لاتقل عن ثلاثين يوماً. **رقم بطاقه العمل :** .... **رقم الحساب :** .... (ب) تكون مده الإنذار للموظفين الذين يشغلون مناصب ذات مسئولية في الإدارة (كالمدراء) و موظفو المبيعات و التسويق .... أشهر (بحد أقصى 90 يوماً).

2. The contracting parties undertake to inform the concerned authorities officially in case of any change to any article in regards of the salary or any allowance.	2. يتعهد طرفى العقد إعلام الجهات المختصه رسمياً فى حال تغيير أى من بنود العقد فيما يخص الراتب أو أى علاوات.
Article Five: (expiry or termination of contract): The contract may be terminated: a. By the First Party and without a prior notice in case of the Second Party's absence without any justification accepted by the First Party for more than seven successive days or more than twenty one days during one year of his/her service, or in case the employee breaches to any safety laws, or if he/she incurs a significant loss or damage to the company, breach of trust, or in case the employee being caught intoxicated during the work or in case of general misconduct. b. Without prejudice to Article Four, the contract can be terminated by any party by submitting a written notice to the other Party (after the probation period) In Case of terminating the services of the Second Party as per clause (a) of Article Five, the Second Party shall be deprived from end of service benefits only. c. At the termination or expiry of the contract, the First Party shall pay to the Second Party the end of service benefits 21 days for each year of service in addition to the annual leave salaries not used subject to the Second Party's completion of one year service unless the contract being finished as per article 5-a	**البند الخامس (إنتهاء أو إنهاء العقد):** يمكن إنهاء هذا العقد : أ. من قبل الطرف الأول و بدون إشعار مسبق إذا تغيب الطرف الثانى بدون عذراً مقبولاً من الطرف الأول لمدة تزيد عن سبعة أيام متتالية او أكثر من واحد وعشرين يوماً خلال سنة واحدة في الخدمة أو قام بانتهاك قوانين السلامة أو تسبب في إحداث خسارة أو أضرار جسيمة للشركة أو أساء الأمانة أو ضبط مخموراً أثناء العمل أو أساء السلوك العام. ب. مع عدم الإخلال بمدة الإنذار المتفق عليها فى البند الرابع يمكن إنهاء العقد قبل أحد الأطراف و ذلك بإعطاء إشعاراً خطياً للطرف الاخر (بعد إنتهاء الفتره التجريبيه). وفى حال إنهاء خدمات الطرف الثاني طبقا للفقرة (أ) من البند الخامس يحرم الموظف من مكافأة نهاية الخدمة فقط. ج. عند إنتهاء العقد أو إنهائه يدفع الطرف الأول للطرف الثانى مكافأة نهاية الخدمة تصل 21 يوماً عن كل سنة من سنوات الخدمة إضافة إلى أجور الإجازات السنوية غير المستخدمة شريطة أن يكون الطرف الثاني قد أكمل سنة من الخدمة ما لم يكن إنهاء العقد وفقاً للفقرة 5- أ.
Article Six: (travel tickets): **(a)** In Case of renewing the contract between the parties and the Second Party desires to go back to his country (only) to use his/her leave, the First Party shall bear the cost of the return ticket, and the Second Party shall not claim the ticket allowance value in case the said party shall not leave to his/her country, and the Second Party shall have the right to claim the leave allowance. **(b)** The First Part shall provide the Second Party with the leave tickets at the beginning and end of the contract or of the contract has been terminated by the company. **(c)** If the Second Party desires to terminate the contract before the expiry date, the second party shall bear the	**البند السادس : (تذاكر السفر):** أ. في حال تجديد العقد بين الطرفين ورغبة الطرف الثاني فى السفر إلى موطنه (فقط) لقضاء الإجازة المقررة يتحمل الطرف الأول تذكرة الذهاب و العودة مع سقوط حق الطرف الثاني في المطالبة ببدل التذكرة في حالة عدم سفره مع الاحتفاظ بحقه في المطالبة ببدل الإجازة. ب. يوفر الطرف الأول للطرف الثاني تذاكر سفر في بداية هذا العقد و نهايته أو إذا أنهي العقد من قبل الشركة. ج. إذا رغب الطرف الثاني في إنهاء العقد قبل انتهاء مدته، يتحمل وحده تذكرة

(c) If the Second Party desires to terminate the contract before the expiry date, the second party shall bear the ticket cost for returning to home country.	ج. إذا رغب الطرف الثاني في إنهاء العقد قبل انتهاء مدته، يتحمل وحده تذكرة عودته لموطنه
Article Seven: (Death & Burial): In Case of the Second Party Death during the contact, the First Party shall bear all costs of transporting the body and personal luggage of the Second Party to his/her home country as soon as possible and give his/her accruals to a party the Second Party appointed by a letter kept at the company in the time of signing the employment contact or to the concerned authority.	**البند السابع : (الوفاة و الدفن):** في حال وفاة الطرف الثاني أثناء سريان هذا العقد يلتزم الطرف الأول بتحمل كافة مصاريف نقل جثمانه و أمتعته الشخصية إلى موطنه بالسرعة الممكنة و تسليم مستحقاته لجهة يحددها الطرف الثاني برسالة منه للشركة.
Article Eight: (contract attestation): The First Party undertakes to carry out all attestation procedures at the customer services department as per procedures duly. This contract shall supersede any contacts entered between the contracting parties unless they are attested by the management.	**البند الثامن : (التصديق على العقد):** يلتزم الطرف الأول بأن يقوم بإجراءات التصديق على العقد لدى إدارة خدمة العملاء وفقا للإجراءات المقررة. يلغي هذا العقد أي عقود خاصة تم إبرامها بين طرفي العقد ما لم يتم تصديقه من الإدارة.
Article Nine: This contact has been made into three original copies signed by the parties hereto; each party shall keep one copy, and the third copy to be filed to the customer services department to be referred to when necessary.	**البند التاسع:** يحرر هذا العقد من ثلاث نسخ أصليه يوقع عليها طرفي العقد و يحتفظ كل منهما بنسخة و يتم إيداع النسخة الثالثة لدى إدارة خدمة العملاء للرجوع إليه عند اللزوم.
First Party: Company Signature & Stamp DUBAI - U.A.E.	الطرف الأول الإسم – ختم الشركة
Second Party: Name & Signature	الطرف الثاني : الإسم ، التوقيع
Government Services Department	**اداره خدمات حكوميه**